STATE STREET INSTITUTIONAL INVESTMENT TRUST

(the “Trust”)

STATE STREET DIVERSIFIED INCOME FUND

(the “Fund”)

Class K (SBFYX)

Supplement dated February 17, 2023 to the Prospectus and Statement of

Additional Information, each dated January 31, 2023,

as may be supplemented or revised from time to time

The Trust’s Board of Trustees has approved a Plan of Liquidation and Termination of Series with respect to the Fund, pursuant to which the Fund is expected to be liquidated and terminated on or about February 24, 2023.

Accordingly, the Fund has discontinued the offering of its shares, and the Fund is no longer available for purchase.

This Supplement should be retained with your

Prospectus and Statement of Additional Information for future reference.

021723SUPP1